Prospectus Supplement	April 15, 2019

Putnam Sustainable Leaders Fund
Prospectus dated October 30, 2018

The management contract for Putnam Sustainable Leaders Fund (the “fund”) includes performance fees, which means that the management fee the fund pays reflects the strength or weakness of the fund’s performance compared to the returns of a performance index. Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a new management contract for the fund that will change the fund’s performance index from the Russell 3000 Growth Index to the S&P 500 Index. With the exception of the proposed new performance index, which would be implemented on a prospective basis following shareholder approval of the proposed management contract, the fund’s proposed management contract is substantially identical to the fund’s current management contract.

Shareholder approval of the proposed management contract is required, and a full description of the proposed management contract will be contained in a proxy statement that is expected to be mailed to shareholders in May 2019. If the proposed management contract is not approved by shareholders, the current management fee structure would remain unchanged.

If the proposed management contract is approved, it is expected that the change to the performance index would take effect on or about August 1, 2019.

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement when it becomes available.

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